Premises and Equipment, Net (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Cost:
Land	$ 4,540	$ 4,540
Buildings and improvements	19,588	19,277
Furniture and equipment	11,786	11,244
Total cost	35,914	35,061
Less accumulated depreciation	(18,654)	(17,383)
Premises and equipment, net	$ 17,260	$ 17,678